                                                                    EXHIBIT 99.1

                            [Renal Care Group Logo]
                                ----------------

                                  News Release

CONTACT: TERRY PROVEAUX
         DIRECTOR OF INVESTOR RELATIONS
         615-345-5577


                RENAL CARE GROUP 2003 REVENUES SURPASS $1 BILLION


Nashville, Tennessee, (February 24, 2004) -- Renal Care Group, Inc. (NYSE:RCI) today announced results for the fourth quarter and year ended December 31, 2003.

        For the fourth quarter ended December 31, 2003, Renal Care Group's net revenues increased 7.9% to $262.3 million compared with net revenues of $243.0 million for the same period in 2002. Net income for the fourth quarter of 2003 rose 12.3% to $27.9 million compared with net income of $24.9 million in the same period in 2002. Net income per share for the fourth quarter of 2003 increased 12.0% to $0.56 compared with net income per share of $0.50 in the same quarter of last year.

        Gary Brukardt, the Company's president and chief executive officer, commented, "Our 2003 results reflect the strength of our operations, as well as the overall effectiveness of our strategy. We remain focused on our primary objective of providing optimal care for our patients, which ultimately leads to excellent financial results for our shareholders. We are pleased to surpass $1 billion in revenues for the year."

        For the year ended December 31, 2003, Renal Care Group's net revenues increased 11.3% to $1,005.3 million compared with net revenues of $903.4 million for the same period in 2002. After giving effect to the previously disclosed retirement package for former chairman and founder, Sam Brooks, described below, GAAP net income was $102.1 million and GAAP net income per share was $2.05 for the year ended December 31, 2003.

        During the first quarter of 2003, the Company recorded a non-recurring, after-tax charge of $3.4 million, or $0.07 per share, related to a retirement package for Mr. Brooks. Excluding the effect of the retirement package, non-GAAP net income for the year ended December 31, 2003, rose 14.0% to $105.4 million, or $2.12 net income per share, compared with GAAP net income of $92.5 million in 2002, or $1.82 net income per share. A reconciliation of non-GAAP results discussed in this paragraph and the Company's GAAP results is included in the Supplemental GAAP to Non-GAAP Reconciliation accompanying this press release.

         Renal Care Group also confirmed that it has completed the recently announced acquisition of Midwest Kidney Centers and affiliated companies, adding 13 dialysis centers in and around Peoria, Illinois.


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RCI Announces Fourth Quarter and Year-End Results
Page 2
February 24, 2004


        Renal Care Group will hold a conference call to discuss this press release on Wednesday, February 25, 2004, at 11:00 a.m. Eastern Time. A listen-only simulcast, as well as a 12-month replay, of the conference call to discuss this press release will be available online at the Company's website at www.renalcaregroup.com.

        Renal Care Group is a specialized dialysis services company that provides care to patients with kidney disease. The Company treats over 22,300 patients at more than 295 owned outpatient dialysis facilities, in addition to providing acute dialysis services at more than 140 hospitals. Over 6,700 associates provide services across the Company's 27-state network. More information about Renal Care Group, Inc. can be found at www.renalcaregroup.com.

        Certain statements in this press release, particularly those of Mr. Brukardt, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are usually preceded by words like expect, plan, intend, will and the like, include statements that necessarily depend on future events. These forward-looking statements reflect management's expectations and are based upon currently available information. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of Renal Care Group to differ materially from those expressed in or implied by the forward-looking statements, including risks related to: changes in the Medicare and Medicaid programs; payment reductions by private insurers, hospitals or managed care organizations; changes in the health care delivery, financing or reimbursement systems; risks related to the drug Epogen (EPO); compliance with health care and other applicable laws; the integration of acquired companies; and dependence on executive officers. These and other factors affecting the Company are discussed in more detail in Renal Care Group's reports filed with the Securities and Exchange Commission, including without limitation Renal Care Group's most recent annual report on Form 10-K and any quarterly reports on Form 10-Q filed after that annual report. Copies of these filings are available from Renal Care Group upon request.



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RCI Announces Fourth Quarter and Year-End Results
Page 3
February 24, 2004


                             RENAL CARE GROUP, INC.
                    CONDENSED CONSOLIDATED INCOME STATEMENTS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                   THREE MONTHS ENDED             YEAR ENDED
                                                                      DECEMBER 31,               DECEMBER 31,
                                                                ------------------------  -------------------------
                                                                    2003         2002         2003         2002
                                                                -----------  -----------  -----------   -----------
                                                                       (unaudited)         (unaudited)

Net revenue                                                     $   262,280  $   242,998  $ 1,005,319   $   903,387

Operating costs and expenses:
   Patient care costs                                               170,870      157,512      653,307       589,696
   General and administrative expenses                               21,549       22,046       90,249        78,079
   Provision for doubtful accounts                                    6,764        6,273       26,200        23,501
   Depreciation and amortization                                     11,663       10,735       44,905        40,432
                                                                -----------  -----------  -----------   -----------
     Total operating costs and expenses                             210,846      196,566      814,661       731,708

Income from operations                                               51,434       46,432      190,658       171,679

Interest expense, net                                                   103          260          629         1,140
                                                                -----------  -----------  -----------   -----------

Income before minority interest and income taxes                     51,331       46,172      190,029       170,539

Minority interest                                                     6,257        6,029       25,431        21,410
                                                                -----------  -----------  -----------   -----------

Income before income taxes                                           45,074       40,143      164,598       149,129

Provision for income taxes                                           17,128       15,248       62,542        56,669
                                                                -----------  -----------  -----------   -----------

Net income                                                      $    27,946  $    24,895  $   102,056   $    92,460
                                                                ===========  ===========  ===========   ===========

Diluted net income per share                                    $      0.56  $      0.50  $      2.05   $     1.82
                                                                ===========  ===========  ===========   ==========

Weighted average shares outstanding                                  49,560       49,960       49,835        50,767
                                                                ===========  ===========  ===========   ===========


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RCI Announces Fourth Quarter and Year-End Results
Page 4
February 24, 2004

                             RENAL CARE GROUP, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                 DECEMBER 31,
                                                                                                 -------- --
                                                                                              2003         2002
                                                                                              ----         ----
                                                                                           (unaudited)
ASSETS:
Current assets:
   Cash and cash equivalents                                                              $    50,295   $    38,359
   Accounts receivable, net                                                                   173,679       152,440
   Other current assets                                                                        68,130        55,062
                                                                                          -----------   -----------
       Total current assets                                                                   292,104       245,861

Property, plant and equipment, net                                                            224,397       202,972
Goodwill, intangible assets and other assets, net                                             303,372       291,290
                                                                                          -----------   -----------

       TOTAL ASSETS                                                                       $   819,873   $   740,123
                                                                                          ===========   ===========

LIABILITIES AND STOCKHOLDERS' EQUITY:
Total current liabilities                                                                 $   169,437   $   135,380
Long-term debt, net of current portion                                                          2,652        10,161
Other liabilities                                                                              76,939        50,694
                                                                                          -----------   -----------
       Total liabilities                                                                      249,028       196,235
                                                                                          -----------   -----------

Stockholders' equity:
   Common stock, $0.01 par value, 90,000 shares authorized,
       53,643 and 51,176 shares issued, respectively                                              536           512
   Treasury stock, 6,641 and 2,983 shares, respectively                                      (234,404)      (93,953)
   Additional paid-in capital                                                                 374,683       309,355
   Retained earnings                                                                          430,030       327,974
                                                                                          -----------   -----------

       Total stockholders' equity                                                             570,845       543,888
                                                                                          -----------   -----------

       TOTAL LIABILITIES AND
          STOCKHOLDERS' EQUITY                                                            $   819,873   $   740,123
                                                                                          ===========   ===========


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RCI Announces Fourth Quarter and Year-End Results
Page 5
February 24, 2004



                             RENAL CARE GROUP, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                                                                  YEAR ENDED
                                                                                                 DECEMBER 31,
                                                                                                 ------------
                                                                                              2003         2002
                                                                                              ----         ----
                                                                                           (unaudited)
Operating Activities:
   Net income                                                                             $   102,056   $    92,460
   Adjustments to reconcile net income to
     net cash provided by operating activities:
       Depreciation and amortization                                                           44,905        40,432
       Loss on sale of property and equipment                                                     886         1,167
       Income applicable to minority interest                                                  25,431        21,410
       Distributions to minority shareholders                                                 (24,634)       (7,934)
       Deferred income taxes                                                                   19,517        11,214
       Changes in operating assets and liabilities,
         net of effects from acquisitions                                                      18,388         9,874
                                                                                          -----------   -----------
           Net cash provided by operating activities                                          186,549       168,623
                                                                                          -----------   -----------

Investing Activities:
   Proceeds from sale of property and equipment                                                 2,270           218
   Purchases of property and equipment                                                        (63,762)      (61,551)
   Cash paid for acquisitions, net of cash acquired                                           (14,154)      (40,495)
   Change in other assets                                                                      (2,858)        4,408
                                                                                          -----------   -----------
           Net cash used in investing activities                                              (78,504)      (97,420)
                                                                                          -----------   -----------

Financing Activities:
   Net (payments) borrowings under line of credit and long-term debt                           (7,460)        5,510
   Net proceeds from issuance of common stock                                                  51,802        22,221
   Repurchase of treasury shares                                                             (140,451)      (90,894)
   Proceeds from sale of minority interest investment                                               -         2,896
                                                                                          -----------   -----------
           Net cash used in financing activities                                              (96,109)      (60,267)
                                                                                          -----------   -----------

Increase in cash and cash equivalents                                                          11,936        10,936

Cash and cash equivalents, at beginning of year                                                38,359        27,423
                                                                                          -----------   -----------

Cash and cash equivalents, at end of year                                                 $    50,295   $    38,359
                                                                                          ===========   ===========


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RCI Announces Fourth Quarter and Year-End Results
Page 6
February 24, 2004


                             RENAL CARE GROUP, INC.
                  SUPPLEMENTAL GAAP TO NON-GAAP RECONCILIATION
                (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                              YEAR ENDED
                                                                                           DECEMBER 31, 2003
                                                                             ------------------------------------------
                                                                                                           NON-
                                                                               GAAP (1)    DIFFERENCE        GAAP (2)
                                                                             -----------  -------------- --------------

Net revenue                                                                  $1,005,319$            -   $  1,005,319

Operating costs and expenses:
   Patient care costs                                                            653,307            -       653,307
   General and administrative expenses                                            90,249       (5,430)       84,819
   Provision for doubtful accounts                                                26,200            -        26,200
   Depreciation and amortization                                                  44,905            -        44,905
                                                                             -----------  -----------   -----------
     Total operating costs and expenses                                          814,661       (5,430)      809,231

Income from operations                                                           190,658        5,430       196,088

Interest expense, net                                                                629            -           629
                                                                             -----------  -----------   -----------

Income before minority interest and income taxes                                 190,029        5,430       195,459

Minority interest                                                                 25,431            -        25,431
                                                                             -----------  -----------   -----------

Income before income taxes                                                       164,598        5,430       170,028

Provision for income taxes                                                        62,542        2,063        64,605
                                                                             -----------  -----------   -----------

Net income                                                                   $   102,056  $     3,367   $   105,423
                                                                             ===========  ===========   ===========

Diluted net income per share                                                 $      2.05  $      0.07   $     2.12
                                                                             ===========  ===========   ==========

Weighted average shares outstanding                                               49,835       49,835        49,835
                                                                             ===========  ===========   ===========

(1) Reflects operating results based on accounting principles generally accepted in the United States (GAAP).

(2) Non-GAAP amounts exclude a Board-approved retirement package for Sam Brooks recorded in the first quarter of 2003 and the related tax effect.


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RCI Announces Fourth Quarter and Year-End Results
Page 7
February 24, 2004


                             RENAL CARE GROUP, INC.
   SUPPLEMENTAL OPERATING DATA AND RECONCILIATION OF NET INCOME TO EBITDA (1)
          (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT PER TREATMENT DATA)


                                                                   THREE MONTHS ENDED             YEAR ENDED
                                                                      DECEMBER 31,               DECEMBER 31,
                                                                ------------------------  -------------------------
                                                                    2003         2002         2003         2002
                                                                -----------  -----------  -----------   -----------
OPERATING DATA:
Patients                                                             21,472       20,568       21,472        20,568
Treatments                                                          838,642      792,445    3,254,447     3,019,675
Same-market treatment growth                                           3.4%         5.6%         4.7%          5.8%
Same-market revenue growth                                             5.2%        12.5%         7.5%         12.7%
Patient revenue per treatment                                   $       310  $       305  $       308   $       297

RECONCILIATION OF NET INCOME TO EBITDA (1):
Net income                                                      $    27,946  $    24,895  $   102,056   $    92,460
Non-recurring retirement charge                                           -            -        5,430             -
Depreciation and amortization                                        11,663       10,735       44,905        40,432
Interest expense, net                                                   103          260          629         1,140
Minority interest                                                     6,257        6,029       25,431        21,410
Provision for income taxes                                           17,128       15,248       62,542        56,669
                                                                -----------  -----------  -----------   -----------
EBITDA (1)                                                      $    63,097  $    57,167  $   240,993   $   212,111
                                                                ===========  ===========  ===========   ===========


(1) The Company defines EBITDA as net earnings or loss before minority interest, interest expense (net), provision for income taxes, depreciation and amortization and all non-cash charges, such as the non-recurring charge in the first quarter of 2003 for the retirement package for Mr. Brooks. The Company includes EBITDA because it generally considers EBITDA to be a good indicator of the Company's ability to generate cash flow in order to fund liabilities and reinvest in the Company and its business. EBITDA is not a measurement of financial performance under GAAP and should not be considered a substitute for net income or loss as a measure of performance, or to cash flow as a measure of liquidity.

                                      -END-